Exhibit 10.2

EXECUTION VERSION

Digital Asset Account Control Agreement

This Digital Asset Account Control Agreement (the “Agreement”) is made effective December 30, 2021 among Soluna MC Borrowing 2021-1 LLC, a Delaware limited liability company (the “Pledgor”), NYDIG ABL LLC, a Delaware limited liability company, as Collateral Agent on behalf of the Lender(s) (the “Secured Party”) and NYDIG Trust Company LLC, a duly chartered New York limited liability trust company (the “Custodian”).

WHEREAS, Pledgor and Secured Party have entered into a Master Equipment Finance Agreement dated as of the date hereof, including one or more Loan Schedules thereunder (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Terms used but not defined herein shall have the meaning assigned to them in the Loan Agreement;

WHEREAS, pursuant to the Loan Agreement, Pledgor will from time to time pledge to, and grant security interests in, certain unencumbered Digital Assets (as described below), including Mined Cryptocurrency (as described in the Loan Agreement), and cash deposits (if any) to secure Pledgor’s obligations under the Loan Agreement;

WHEREAS, Pledgor and Custodian have entered into a Digital Asset Custodial Agreement dated December 28, 2021 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Custody Agreement”), pursuant to which Pledgor deposits Digital Assets with Custodian from time to time in one or more accounts with Custodian, including, an account with the title “Soluna MC Borrowing 2021-1 LLC”, subject to the security interest of NYDIG ABL LLC, as Collateral Agent under that certain Master Equipment Finance Agreement with Soluna MC Borrowing 2021-1 LLC” and the account number 83120 (including any successor account, the “Account”); and

WHEREAS, Pledgor, Secured Party and Custodian are entering into this Agreement to perfect the security interests of Secured Party in the posted collateral pursuant to Articles 8 and 9 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”).

NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

1.       Account. Custodian, in its capacity as a “securities intermediary” as defined in Article 8 of the UCC (“Article 8”) to the extent the same may be applicable, shall hold within the Account for the benefit of the Pledgor but subject to the security interest and control of Secured Party as pledgee in accordance with the terms of this Agreement, all cash, securities, financial assets, digital units of exchange, Digital Assets (including Mined Cryptocurrency) and other property and amounts credited thereto and any rights or proceeds derived therefrom (the “Collateral”), which have been pledged by Pledgor to Secured Party pursuant to the Loan Agreement. The parties further agree that the Account constitutes a “securities account” under and within the meaning of Section 8-501(a) of the UCC. Each of Pledgor, Secured Party, and Custodian agree that all Collateral, and other property, including, without limitation, digital units of exchange or stored value, held in the Accounts shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC. Custodian shall identify on its books and records that the Collateral is pledged to the Secured Party. Once the Collateral is deposited or credited into the Account, such Collateral may not be withdrawn, transferred, substituted, rehypothecated or released except in accordance with this Agreement and the Loan Agreement. Custodian hereby represents, and all other parties hereto hereby agree, that this Agreement is the only “account agreement” under and as defined in The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary, ratified Sept. 28, 2016, S. Treaty Doc. No. 112-6 (2012) (the “Hague Securities Convention”) with respect to the Account, and there is no other existing contract or document with respect to the Account selecting the jurisdiction to be the governing law for purposes of the Hague Securities Convention. In the event of any conflict between this Agreement and the Custody Agreement, this Agreement shall govern and prevail. Except as set forth in Section 2 below, Custodian agrees that it will not act on entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or any other instructions originated by any person with respect to the Account or any financial assets or any other property credited thereto other than the Secured Party. Prior to the receipt by Custodian of a Notice of Exclusive Control (as defined below), Collateral shall at all times remain the property of Pledgor subject to the interest and rights of Secured Party therein.

2.      Pledgor’s Authority over Account. Except as otherwise provided in Section 3 below, Custodian shall (a) prior to the receipt by Custodian of a Notice of Exclusive Control and (b) after receipt of a Rescission Notice (as hereinafter defined), in each case, (i) comply with instructions from the Pledgor and (ii) complete and execute transactions in the Account initiated by Pledgor, including Digital Asset transfers; provided, however, that Custodian shall not be required to take any such action if Custodian would not be required to take such action under the Custody Agreement. Notwithstanding the foregoing, Pledgor covenants that it will not execute any transaction in the Account or take any actions in connection with such Account or Collateral that would result in an Event of Default.

3.      Notices of Exclusive Control. Secured Party may, subject to the terms of this Agreement and the Loan Agreement, exercise sole and exclusive control of the Account and Collateral held therein at any time by delivering to Custodian a written notice that an Event of Default has occurred under the Loan Agreement and Secured Party is thereby exercising exclusive control (“Notice of Exclusive Control”) in the form of Exhibit A hereto. Following receipt of a Notice of Exclusive Control from Secured Party and until receipt of a Rescission Notice, Custodian shall, without inquiry and in reliance upon such Notice of Exclusive Control, promptly thereafter comply with written instructions (including entitlement orders) solely from Secured Party with respect to the Account or the Collateral. To the extent possible, Custodian shall use reasonable efforts to terminate transactions pending in the Account at the time Custodian receives the Notice of Exclusive Control. However, Custodian’s failure to terminate any such transactions shall not result in any liability whatsoever to Custodian. Secured Party covenants, for the benefit of Pledgor, that it will (a) not deliver a Notice of Exclusive Control to Custodian unless and until Secured Party is entitled to exercise its rights under the Loan Agreement and (b) deliver to Custodian a rescission of a Notice of Exclusive Control after no Event of Default remains continuing (“Rescission Notice”). Secured Party will provide to Pledgor a copy of any Notice of Exclusive Control and Rescission Notice.

4.      Subcustodians; Cash. The parties hereto agree that U.S. Bank National Association (“US Bank”) shall be a subcustodian hereunder for all purposes with respect to all cash held in an account maintained with US Bank in respect of Pledgor pursuant to arrangements between the Custodian (or an affiliate thereof) and US Bank; provided that all of Pledgor's cash in such account shall be deemed to be Collateral hereunder for all purposes, and shall be treated at all times as "financial assets" (as defined under UCC Section 8-102(a)(9)) credited to the Account hereunder. In addition to its other agreements hereunder, the Custodian agrees to instruct US Bank and any subcustodian in accordance with any instructions received by the Custodian from the Secured Party with respect to Pledgor's cash in such account referred to in the preceding sentence and at all times following receipt by the Custodian from the Secured Party of a Notice of Exclusive Control until the receipt of a Rescission Notice in accordance with the terms hereof. Custodian shall incur no liability in connection with any act or omission of US Bank.

5.      Priority of Secured Party’s Security Interest. So long as this Agreement is in effect, Custodian subordinates to Secured Party any security interest, lien, or right of setoff it may have, now or in the future, against property in the Account, except that Custodian will retain a prior lien on property in the Account to collect normal commissions and fees for such Account. Custodian hereby represents that it has not entered into any control agreement with respect to the Account or Collateral with any other person (other than Secured Party).

6.       Maintenance of the Account. All Digital Assets delivered to the Account shall be held in a Digital Asset Address(es) with respect to which the Custodian controls the private key and credited by the Custodian to the Account. For property that is not a Digital Asset, the Custodian covenants and agrees that: (a)  all securities or other property underlying any financial assets credited to the Account shall be registered in the name of the Custodian, indorsed to the Custodian or indorsed in blank or credited to another securities account maintained in the name of the Custodian; (b) in no case will any financial asset credited to any Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially indorsed to the Pledgor except to the extent the foregoing have been specially indorsed to the Custodian or in blank; and (c) all property delivered to the Custodian pursuant hereto will be promptly credited to the Account.

7.      Definitions. Any capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings specified for such terms in the Loan Agreement and/or Custody Agreement, as applicable. As used in this Agreement the following terms shall have the following meanings:

“Collateral Agent” has the meaning given to it in the Loan Agreement.

“Digital Asset” means Bitcoin (BTC), Bitcoin Cash (BCH), Ether (ETH), Litecoin (LTC), or any other digital asset that the parties hereto agree upon.

“Digital Asset Address” means an identifier of alphanumeric characters that represents a digital identity or destination for a transfer of Digital Asset.

“Lender(s)” has the meaning given to it in the Loan Agreement.

8.       Adverse Claims. Custodian represents and warrants that it (a) has no notice of any adverse claim against any of the Collateral other than the claim of Secured Party under this Agreement and the Loan Agreement; and (b) is not party to any agreement other than this Agreement that governs its rights or duties under this Agreement, or limits or conflicts with the rights of Secured Party, including the exclusive right of such Secured Party to control the Account. Custodian agrees that it shall not agree to or acknowledge (i)  any right by any person other than Secured Party to originate entitlement orders or control with respect to the Account or Collateral; or (ii) any limitation on the right of Secured Party to originate entitlement orders with respect to or direct the transfer of any Digital Asset or other property credited to the Account or Collateral.

9.	Representations.

9.1  Custodian represents and warrants and covenants as of the date hereof and for the duration of the Loan Agreement and the Custody Agreement that:

(a)       it is duly formed, existing and in good standing under the banking laws of the State of New York, with full power and authority for it to own its assets, carry on its business as it is now being conducted, and execute, sign, deliver and perform its obligations under this Agreement and this Agreement constitutes the legal, valid and binding obligations of Custodian (except as such enforcement may be limited by any relevant bankruptcy, insolvency, administration or similar laws affecting creditors’ rights generally, limitation periods and/or principles of equity or customary law);

(b)       the signing and delivery of this Agreement does not contravene or constitute a default under, or cause to be exceeded any limitation on it or the powers of its board of managers imposed by or contained in (i) any law by which it or any of its assets is bound or affected, (ii) its constitutive documents or (iii) any agreement to which it is a party or by which it or any of its assets is bound; and

(c)	it is in material compliance with any law applicable to it.

9.2 Pledgor represents and warrants and covenants as of the date hereof and for the duration of the Loan Agreement and the Custody Agreement that:

(a)           it is duly formed, existing and in good standing under the laws of its jurisdiction of formation or organization, with full power and authority for it to own its assets, carry on its business as it is now being conducted, and execute, sign, deliver and perform its obligations under this Agreement and this Agreement constitutes the legal, valid and binding obligations of Pledgor (except as such enforcement may be limited by any relevant bankruptcy, insolvency, administration or similar laws affecting creditors’ rights generally, limitation periods and/or principles of equity or customary law);

(b)           the signing and delivery of this Agreement does not contravene or constitute a default under, or cause to be exceeded any limitation on it or its powers imposed by or contained in (a) any law by which it or any of its assets is bound or affected, (b) its constitutive documents or (c) any agreement to which it is a party or by which it or any of its assets is bound; and

(c)	it is in material compliance with any law applicable to it.

9.3 Pledgor and Secured Party acknowledge that information relating to collateral movements made pursuant to the terms of this Agreement, including the size and timing of transfers, may be available to the Custodian and its affiliates, directors, officers, managers, advisors, agents, employees, consultants, attorneys, accountants, or other authorized representatives for purposes of performing its obligations or enforcing its rights under this Agreement.

10.  Statements; Notices. Custodian shall send Secured Party periodic account statements for the Account. The statements delivered pursuant to this Section 10 and any other communications and notices required or permitted under this Agreement shall be sent to the addresses set forth below:

Pledgor:

Soluna MC Borrowing 2021-1 LLC

1472 N. Main Street

Calvert City, KY 42029

Attn: Corey Childs

Email: NYDIG@soluna.io

With a copy to:

Soluna Holdings, Inc.

325 Washington Avenue Extension

Albany, NY 12205

Attn: CFO

Email: Jessica@soluna.io

With a copy to (which shall not constitute notice):

Nixon Peabody LLP

70 West Madison, Suite 5200

Chicago, IL 60602-4378

Attn: Robert A. Drobnak

Email: radrobnak@nixonpeabody.com

Secured Party:

NYDIG ABL LLC

510 Madison Ave, 21st Floor

New York, NY 10022

Email: miningops@nydig.com

Custodian:

NYDIG Trust Company LLC

510 Madison Ave, 21st Floor

New York, NY 10022

email: legal@nydig.com

11.	Responsibility and Protection of Custodian.

11.1 Custodian shall be entitled to rely upon written instructions received by Custodian and delivered by an Authorized Person” (as defined in the Custody Agreement) in the case of instructions from Pledgor, or an authorized person of Secured Party in the case of instructions from Secured Party. If Custodian receives written instructions which appear on their face to have been transmitted by an Authorized Person (or authorized person of Secured Party, as the case may be) via computer facsimile, the internet or other insecure electronic method, or secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys, Pledgor and Secured Party agree that if Custodian cannot determine the identity of the actual sender of such written instructions, Custodian shall conclusively presume that such written instructions have been sent by an Authorized Person (or authorized person of Secured Party, as the case may be). Pledgor and Secured Party shall be responsible for ensuring that only its authorized persons transmit such written instructions to Custodian and that all of its Authorized Persons (or authorized persons of Secured Party, as the case may be) treat applicable user and authorization codes, passwords and/or authentication keys with due care. Pledgor and Secured Party each agrees that it is fully informed of the protections and risks associated with the various methods of transmitting written instructions to Custodian and that there may be more secure methods of transmitting written instructions than the method(s) selected by it. Pledgor and Secured Party each agrees that the security procedures (if any) to be followed in connection with its transmission of written instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

11.2 Custodian will not be liable to (a) Pledgor for complying with any instructions from Secured Party unless damages incurred by Pledgor were the result of Custodian’s gross negligence, willful misconduct or fraud or (b) Secured Party for complying with instructions from Pledgor that are received by Custodian before Custodian receives a Notice of Exclusive Control or after receipt of a Rescission Notice.

11.3 Custodian will not be liable to Pledgor for complying with a Notice of Exclusive Control or any instructions from Secured Party during the period after receipt of a Notice of Exclusive Control and until receipt of a Rescission Notice.

11.4 Custodian shall have no duty, responsibility or obligation to investigate whether Secured Party is authorized under the Loan Agreement to give any instructions or Notice of Exclusive Control.

11.5 Custodian shall have no duty, responsibility or obligation to question, investigate or verify compliance by Pledgor or Secured Party with applicable law.

11.6 Custodian shall have no duty, responsibility or obligation to monitor the value of Collateral in the Account or to take action to collect any amount payable on Collateral in default, or if payment is refused after due demand and presentment.

11.7 Custodian shall no have no duty, responsibility or obligation to Pledgor, Secured Party or any other party under this Agreement with respect to any Digital Asset comprising Collateral that is an unsupported fork, airdrop or otherwise not a Custodied Digital Asset (as defined in the Custody Agreement).

11.8 Custodian shall be under no obligation to inquire into, and shall not be liable for, any damages or liabilities incurred by Pledgor, Secured Party or any other person as a result of the receipt or acceptance of invalid Collateral or Collateral which otherwise is not freely transferable or deliverable without encumbrance in any relevant market.

11.9 Custodian has no duties, responsibilities or obligations hereunder with respect to the validity of any transaction entered into between Pledgor and Secured Party, or the enforceability of any rights with respect thereto or the making of any recommendations in respect of any transaction. Except for those duties and responsibilities as are expressly set forth in this Agreement or are implied by law that cannot be waived by agreement, Custodian shall have no duties or responsibilities whatsoever, and no covenant or obligation shall be implied against Custodian in connection with this Agreement. Custodian shall have no obligation to monitor, ensure, or enforce Pledgor’s or Secured Party’s compliance with any applicable law, rule, regulation, or order and shall not be deemed to have breached any provision of this Agreement or to have committed fraud, negligence, gross negligence, or willful misconduct for obeying an instruction authorized under this Agreement that violates or is alleged to violate any applicable law, rule, regulation or order.

11.10 Custodian makes no representations or warranties with respect to the creation, attachment, perfection, or priority of any security interest in any Account or Collateral or the adequacy of Secured Party’s remedies to enforce Secured Party’s security interest in the Account or the Collateral.

11.11 Pledgor hereby agrees to indemnify and hold harmless Custodian, its officers, directors, trust officers, employees and agents against claims, liabilities and out-of-pocket expenses arising out of the maintenance of or otherwise in connection with the Account pursuant to this Agreement (including reasonable attorneys’ fees), except to the extent such claims, liabilities or expenses are caused by Custodian’s gross negligence, willful misconduct or fraud, as determined by a court of competent jurisdiction in a final, non-appealable decision. Custodian agrees to look solely to Pledgor for payment of any and all fees, costs, charges and out-of-pocket expenses incurred or otherwise relating to the Account and services provided by Custodian hereunder (collectively, the “Account Expenses”), and Pledgor agrees to pay such Account Expenses to Custodian on demand therefor. Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to Custodian for all Account Expenses.

11.12 Custodian shall exercise reasonable care in carrying out its duties under this Agreement. In this Agreement, reasonable care shall mean the degree of care and diligence that could reasonably be expected of a professional custodian of digital assets operating in the United States. In performing its obligations under this Agreement, Custodian shall observe and comply, in all material respects, with (a) applicable law, (b) the terms of this Agreement, and (c) its internal standards and procedures. Notwithstanding the foregoing, Custodian shall not be liable to Pledgor, Secured Party or any other person under this Agreement except to the extent of its gross negligence, willful misconduct or fraud in the performance of its duties and obligations thereunder.

11.13 In no event will Custodian be responsible for the acts or omissions or credit risk, insolvency or bankruptcy of any other party. In no event shall Custodian be liable for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Agreement.

11.14 Custodian may obtain the advice of reputable external legal counsel selected by it to advise on (a) the interpretation of any of the provisions of this Agreement or (b) any action of Custodian necessary to satisfy Custodian’s duties hereunder and shall be fully protected in relying in good faith on counsel’s advice on such interpretation or action or in connection with any subsequent acts or omissions of Custodian made in good faith in reliance upon and in conformity with such advice. The reasonable fees and expenses of any such counsel fees will be an Account Expense.

11.15 Pledgor and Secured Party each represents to Custodian that it has made its own independent decision to enter into any transaction and as to whether that transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, and is not relying upon any communication (written or oral) of Custodian as investment advice or as a recommendation to enter into any transaction. Pledgor and Secured Party agree that Custodian is not guaranteeing performance of or assuming any liability for the acts or obligations of Pledgor or Secured Party hereunder; further, it is agreed that Custodian is not undertaking to make credit available to Pledgor or Secured Party to enable it to complete any Transaction.

12.  Termination; Survival. The obligations of Custodian under this Agreement shall continue in effect until Custodian’s receipt of written notice from Secured Party (a) expressly stating that the security interest of Secured Party in the Account and Collateral has been terminated, or (b) confirming to Custodian that the Loan Agreement has been terminated and this Agreement is terminated. The Custodian may terminate this Agreement upon thirty (30) days’ prior written notice to both of the other parties hereto; provided that any such notice shall not affect or terminate Secured Party’s security interest in the Account or Collateral. To the extent any Collateral remains credited to the Account after the expiration of the notice period, the sole duty of Custodian under this Agreement will be to retain custody of the Collateral (subject to Pledgor’s continuing obligations under Section 11.11), and accept Notices of Exclusive Control as set forth herein, pending transfer as required by applicable law or pursuant to directions authorized by Secured Party and Pledgor; provided, however, if Secured Party and Pledgor do not provide such transfer instructions within ninety (90) days, Custodian shall be entitled, upon expiration of the notice period, to petition a court of competent jurisdiction to appoint a successor custodian and the parties shall be obligated to accept such appointment. Upon notification by Secured Party to Custodian that Secured Party’s security interest in the Account and Collateral has terminated or that the Loan Agreement and this Agreement are terminated, this Agreement will automatically terminate, and Collateral will be transferred to Pledgor. Section 11 above, “Responsibility and Protection of Custodian” shall survive the termination of this Agreement.

13.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF, THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE (EXCEPT SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Custodian’s jurisdiction and Secured Party’s jurisdiction are the State of New York, and the law applicable to all the issues in Article 2(1) of the Hague Securities Convention is the law in force in the State of New York. Each party consents to the exclusive jurisdiction of the courts of the State of New York and the federal courts located in the Southern District of New York.

14.  Effect of Agreement. As of the date hereof, there are no other agreements entered into between Custodian and Pledgor with respect to the Account or the Collateral or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of the Account). Custodian and Pledgor will not enter into any other agreement with respect to the Account or Collateral unless Secured Party shall have received prior written notice thereof. Custodian and Pledgor have not and will not enter into any other agreement with respect to (a)  the creation or perfection of any security interest in or (b) control of security entitlements maintained in the Account, relating to the Collateral or purporting to limit or condition the obligation of Custodian to comply with entitlement orders with respect to any Collateral held in or credited to the Account without the prior written consent of Secured Party acting in its sole discretion. In the event of any conflict with respect to control over the Account or Collateral between this Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, including the Custody Agreement, the terms of this Agreement shall prevail.

15.  Amendments; Waiver. No amendment of this Agreement will be binding unless it is in writing and signed by all parties to this Agreement. No waiver of a right under this Agreement will be binding unless it is in writing and signed by the party to be charged.

16.  Severability. To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

17.  Successors and Assigns. A successor to or assignee of Secured Party’s rights and obligations under the Loan Agreement will succeed to Secured Party’s rights and obligations under this Agreement.

18.  Force Majeure. Custodian will not be responsible under this Agreement for any failure or delay in performing its duties and will not be liable hereunder for any loss or damage in association with such failure or delay in performance, for, or in direct or indirect consequence of, any circumstance or event which is beyond the reasonable control of Custodian or any agent of Custodian and which adversely affects the performance by Custodian of its obligations hereunder or by any other agent of Custodian, including any event caused by, arising out of or involving (a) an act of God, (b) accident, earthquake, flood, fire, water or wind damage or explosion, (c) war, act of terrorism, civil or military disturbance, sabotage, epidemic, riot, act of civil or military authority, or governmental, judicial or regulatory actions, (d) any computer (hardware or software), system or other equipment failure or malfunction caused by any computer virus or the malfunction or failure of any communications medium, (e) any interruption or malfunction of the power supply or other utility service, (f) any strike, labor disputes, or other work stoppage, whether partial or total, (g) any disruption of, or suspension of trading in, the digital asset markets, or (h) any other cause similarly beyond the reasonable control of Custodian.

19.  WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, CLAIM OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE ARISING OUT OF OR DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT.

20.  Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same agreement and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of a signature page to this Agreement by portable document format (PDF) via email transmission shall, in either case, be effective as delivery of an original executed counterpart of this Agreement. The words “ execution,” “ execute”, “ signed,” “ signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect,  validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the U.S. Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state, provincial or national laws based on, or substantially equivalent to, the Uniform Electronic Transactions Act.

[signatures follow on the next page]

The parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SOLUNA MC BORROWING 2021-1 LLC

By: Soluna MC LLC, its sole member

By: Soluna Computing, Inc., its sole member

By

Name:  John Belizaire

Title:   Chief Executive Officer

NYDIG ABL LLC

By

Name: Tejas Shah

Title:   Authorized Signatory

NYDIG TRUST COMPANY LLC

By

Name:  John Vitha

Title:    Authorized Person

Signature Page to ACA Wallet Agreement

The parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SOLUNA MC BORROWING 2021-1 LLC

By: Soluna MC LLC, its sole member

By: Soluna Computing, Inc., its sole member

By

Name:

Title:

NYDIG ABL LLC

By

Name: Tejas Shah

Title:   Authorized Signatory

NYDIG TRUST COMPANY LLC

By

Name:  John Vitha

Title:    Authorized Person

Signature Page to ACA Wallet Agreement

The parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

SOLUNA MC BORROWING 2021-1 LLC

By: Soluna MC LLC, its sole member

By: Soluna Computing, Inc., its sole member

By

Name:

Title:

NYDIG ABL LLC

By

Name: Tejas Shah

Title:   Authorized Signatory

NYDIG TRUST COMPANY LLC

By

Name:  John Vitha

Title:    Authorized Person

Signature Page to ACA Wallet Agreement

Exhibit A

Notice of Exclusive Control

[DATE]

NYDIG Trust Company LLC

510 Madison Ave, 21st Floor

New York, NY 10022

To Whom it May Concern:

Reference is made to the Digital Asset Account Control Agreement effective as of December 30, 2021 (“Control Agreement”) by and among you, the undersigned, and Soluna MC Borrowing 2021-1 LLC (“Pledgor”). Unless otherwise provided herein, capitalized terms used in this notice have the meanings assigned to them in the Control Agreement or the Loan Agreement (as defined in the Control Agreement), as applicable.

This letter constitutes a Notice of Exclusive Control, as defined in the Control Agreement, and is issued pursuant to Section 3 of the Control Agreement.

We certify that an Event of Default has occurred, all of our rights of enforcement under the Loan Agreement have fully accrued following the expiration of any applicable notice requirement or grace period, and we are entitled to exercise our rights and remedies provided in the Loan Agreement. Therefore, you are hereby directed, from and after the date hereof, to accept and execute instructions for the Account or Collateral solely from us, as Secured Party, and not to accept for execution any further instructions for the Account or Collateral from Pledgor.

Very truly yours, By: Name: Title: Secured Party: NYDIG ABL LLC

A-1